Exhibit 10.17  Lease Agreement with Parkway Associates

Exhibit 10.17  Lease Agreement with Parkway Associates

                   AGREEMENT OF LEASE, made this 13th day of March, 1998 by and between PARKWAY ASSOCIATES, a New York State partnership, having offices at 54-65 48th Street, Maspeth, New York (hereinafter designated as "Landlord") and STRATCOMM MEDIA, LTD., a Florida corporation having an office at 1947 Lee Road, Winter Park, FL (hereinafter designated as "Tenant")

                                                    WITNESSETH:

                   Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, in the building known as The Islandia Pavilion (hereinafter referred to as the "Building"), and located on land (hereinafter referred to as the "Land") at 1377 Long Island Motor Parkway, Islandia, Suffolk County, New York , containing approximately, without representation, 3650 rentable square feet (subject to a 19% loss factor) on the third floor together with all fixtures and equipment which at the commencement, or during the term of this Lease are thereto attached (except items not deemed to be included constitute and are hereby called "the demised premises"), Tenant shall have the non--exclusive revocable use of all Common Areas as said term is hereinafter defined in Article 27.09, of the Land and Building (arid such other facilities as to which Tenant is entitled pursuant to the terms hereof) approximately as shown on the plan or plans or diagram or diagrams set forth on Exhibit "A" attached hereto and made a part hereof (or incorporated by reference into this Lease as though physically attached hereto); for a term of Five (5) years and one (1) month, commencing on or about April 1, 1998 (the "Commencement Date") and ending on May 31, 2003 (the "Termination Date") at an annual base rental rate as set forth on Schedule 1 annexed hereto and made a part hereof. Upon substantial completion of the demised premises, Landlord and Tenant shall execute a commencement date agreement (the "Commencement Date Agreement") setting forth the actual Commencement Date of the term hereof, and the date Tenant shall commence paying fixed annual. rent as specified in Article 50 hereof.

                   Tenant agrees to pay said fixed annual rent in lawful money of the United-States, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Landlord or such other place in the United States of America as Lan~1ord may designate in writing, without any setoff or deduction whatsoever. Should the obligation to pay rent commence on any day other than the first day of a month, then the fixed rent f or the unexpired portion of such month shall be adjusted and prorated on a per diem basis.

                   The parties hereto, for themselves, their heirs, distributes, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

                                                     ARTICLE 1

                                                       Rent

                   1.01. Tenant shall pay the fixed annual rent and additional rent as above and as hereinafter provided, by good and sufficient check drawn on a bank doing business in the State of New York which is a member of the New York Clearing House or a successor thereto. All sums other than fixed annual rent payable by Tenant hereunder shall be deemed additional rent and payable on demand, unless other payment dates are hereinafter provided, and Landlord shall have the same remedies with respect to a default in payment of any items of additional rent as Landlord has with respect to a default in payment of fixed rent. The first month's rent, irrespective of when the first (1st) month's rent is due, shall be paid upon execution of the within Lease.

                                                     ARTICLE 2

                                                     Occupancy

                   2.01. Tenant may not use or occupy the demised premises as a savings bank, state or Federal savings and loan association, commercial bank or trust company, or any combination of uses incidental to the foregoing. Tenant shall use and occupy the demised premises solely for general offices for Tenant, its subsidiaries, related companies and divisions and permitted assignees and subtenants, and for no other purpose.

                                                     ARTICLE 3

                                           Alterations and Installations

                   3.01. Tenant shall make no alterations, installations, additions or improvements in or to the demised premises without Landlord's prior written consent, which consent in the case of non-structural changes, shall not be. unreasonably withheld; all such work shall be done only by Landlord as general contractor with contractors or mechanics approved by Landlord. All such work, a1terations, installations, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner so as not to unreasonably interfere with the peaceful enjoyment of the Building by other tenants. Prior to commencement of such work, for all work over the sum of $50,000, Tenant must obtain and file a Payment or Surety and Completion Bond with Landlord, from a licensed surety company reasonably acceptable to Landlord.

3.02. Any mechanic's lien (a "Lien") filed against the demised premises or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant at its expense within thirty (30) days after

notice, by payment, filing of the bond required by law or otherwise. In the event Tenant seeks to have the Lien discharged by bonding same, Tenant shall make application within 15 clays after filing of the Lien to the Supreme Court to remove the same and proceed thereafter with due., diligence to remove same. In lieu of obtaining releases of the Lien, Tenant, at its option, may post with Landlord a Payment Bond issued by a duly qualified bonding company as aforesaid in a sum equal to 125% of the cost of the improvement.

                   303. All alterations, installations, additions and improvements made and installed and paid for by Landlord shall become and be the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease, excluding Tenant's modular work stations.

                   3.04. Al1 non--structural alterations, installations, additions and improvements made and installed by Tenant, or at Tenant's expense, upon or in the demised premises shall be removed at the end of the term of the Lease at Tenant's expense and the demised premises restored by Tenant, and any damages created thereby shall be repaired, all at Tenant's cost and expense.

                   3.05. Where furnished by or at the expense of Tenant all furniture, furnishings and trade fixtures, including without limitation, murals, business machines and equipment, counters, screens, grille work, special panelled doors, cages, partitions, metal railings, closets, paneling, lighting fixtures and equipment, drinking fountains, refrigerators, and any other movable property shall remain the property of Tenant which Tenant may at its option remove all or any part thereof at any time prior to the expiration of the term of this Lease, provided all damage occasioned by such removal is repaired by Tenant, at Tenant's sole cost and expense. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the term bf this Lease, specifying the items of property which Tenant has decided not to remove, the same shall be, deemed abandoned by Tenant and thereupon the same shall become the property of Landlord, without payment or reimbursement to Tenant.

                   3.06. Tenant shall keep records of Tenant's alterations, installations, additions and improvements, and the cost thereof. Tenant shall, within 45 days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or in connection with any proceeding instituted pursuant to Article 9 hereof.

                   3.07. During the

course of Tenant's alterations, Tenant (and all of its contractors and subcontractors) will carry or cause to be carried adequate Worker's Compensation Insurance, Builders Risk, Comprehensive General Liability and such other insurance as may be required by law to be carried by Landlord or Tenant or required by Article 40 hereof in connection with such construction, and such insurance (except the Worker's Compensation Insurance) shall name Landlord, Landlord's managing agent, and all mortgagees and ground lessors and such other parties as Landlord shall designate as additional insureds.

                   3.08. "Structural Changes" shall mean changes affecting the "structural elements" of the Building, which are the foundation, floor plate, exterior or load--bearing walls, curtain wall, roof and the Building-wide plumbing, electrical and the heating, ventilation and air conditioning systems (the "HVAC System"), and changes requiring a change in the Certificate of Occupancy applicable to the Building unless same shall have been specifically authorized by Landlord on the following terms and conditions (i) the character or use of the Building shall not be affected; (ii) the structural strength of the Building shall not be weakened; and (iii) no part of the Building outside of the demised premises shall be physically affected except as to Tenant's changes specifically authorized by Landlord pursuant to this Lease.

                   3.09. Notwithstanding anything contained, elsewhere in this Lease, if Tenant makes any alterations, installations, additions or improvements, Tenant will comply with all of the following at Tenant's sole cost and expense:

                   a) Tenant shall furnish Landlord with the plans of the planned alterations prior to construction.

                   b) Tenant must furnish Landlord with an "as-built" plan upon the completion of any work.

                   C) Tenant will obtain all governmental permits and pay all applicable government fees.

                   d) Tenant will file appropriate plans with governmental authorities, where applicable.

                   e) Tenant will perform all alterations in a good and workmanlike manner in accordance with standards at least equivalent to the standards prevailing in the building of which the demised premises form a part.

                   f) Tenant accepts full responsibility for any changes in sprinklers, passages, legal exits, et cetera, which may be necessitated by such alterations and shall not do any work which shall adversely affect the remainder of the building of which the demised premises form a part.

                   g) Tenant shall not make any installation on or through the roof, nor shall Tenant or Tenant's agents enter upon the roof or place objects thereon without the specific written permission of Landlord, who shall specify the time and Conditions under which such entry may be obtained. Landlord may make such rules and regulations as they reasonably deem appropriate to govern Tenant's use or access to the roof for any purpose whatsoever.

                                                     ARTICLE 4
                                                      Repairs

                   4.01. Tenant shall, at its sole cost and expense and only using Landlord as general contractor, make such repairs to the demised premises and the fixtures and appurtenances therein necessitated by the act, omission, occupancy, or negligence of Tenant (except fire or other casualty caused by Tenant's negligence, if the fire or other casualty insurance policies insuring Landlord are not invalidated by this provision) or by the use of the demised premises in a manner contrary to the purposes for which same are leased to Tenant, as and when needed to preserve them in good working order and condition. Except as otherwise provided in Section 3.05 of this Lease, all damages or injury to the demised premises and to its fixtures, appurtenances and equipment or to the Building or to its fixtures, appurtenances and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures or other property, and for all of which aforesaid items, Landlord has not been or will not be reimbursed by insurance, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations or replacements, same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within 15 days after rendition of a bill therefor.

                   4.02. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry. and which is allowed by law.

4.03.Business machines and mechanical equipment belorigin5 to Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be reasonably objectionable to Landlord or to any other tenant in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring-type vibration eliminators sufficient to absorb and prevent such vibration or noise, cold or heat. The parties hereto recognize that the operation of elevators, air

conditioning and heating equipment will cause some vibration, noise, heat or cold which may be transmitted to other parts of the Building and demised premises. Landlord shall be under no obligation to endeavor to reduce such vibration, noise, heat or cold beyond what is customary in a first class office such as the Building.

                   4.04. There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to fixtures, appurtenances or equipment thereof.

                   4.05. Landlord, at its sole cost and expense, shall maintain and make all necessary Structural Changes to the structural elements of (i) the Building and the demised premises, and (ii) the Common Areas, hereinafter defined in Section 27.11, except that: (a) Landlord shall not be responsible for the maintenance, repair or replacement of any such systems including but not limited to supplemental heating, ventilating and air conditioning, electric, plumbing including bathrooms and kitchens which are located within the demised premises and are supplemental or special to the Building standard systems, whether installed pursuant to this Lease or otherwise; and (b) the cost of performing any of said maintenance or repairs caused by the negligence of Tenant, its employees, agents, servants, or invitees or the failure of Tenant to perform its obligations under this Lease, shall be paid by Tenant, except to the extent of insurance proceeds, if any, actually collected by Landlord with regard to the damage necessitating such repairs; and (c) Landlord shall not be responsible for the repair of any floor coverings located in the demised premises. Landlord shall also not be responsible for the repair or maintenance of any electric lighting (including but not limited to tubes, bulbs, ballasts) and any wall finish or covering within the demised premises.

                                                     ARTICLE 5

                                        Requirements of Law; Fire Insurance

                   5.01. Tenant, at its expense, shall comply with all law, orders and regulations of Federal, State, County and Municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises; or the use or occupation thereof.

                   5.02. Tenant shall not do or permit to be done any act or thing upon the Building, which will invalidate or be in conflict with New York Standard Fire insurance policies covering the Building, and fixtures and

property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing upon the Land and Building which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Building; but nothing in this Section 5.02 shall prevent Tenant's use of the demised premises for the purposes stated in Article 2 hereof.

                   5.03. If, as a result of any act or omission by Tenant or violation of this Lease, the rate of fire insurance applicable to the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused; such reimbursement to be additional rent payable upon the first day of the month following any outlay by Landlord for such increased fire insurance premiums. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or demised premises issued by the body making fire insurance rates, shall be presumptive evidence but not conclusive of the facts therein stated and of the several items and charges in the fire insurance rate than applicable to said Building.

                   5.04. Tenant shall not use or suffer the demised premises. to be used in any manner so as to create an environmental violation or hazard, nor shall Tenant cause or suffer to be caused any chemical contamination or discharge of a substance of any nature which is noxious, offensive or harmful or which under any law, rule or regulation of any governmental authority having jurisdiction constitutes Hazardous Materials as hereinafter defined.

                   5.05. Tenant shall also immediately notify Landlord in writing of any environmental concerns of which Tenant is or becomes aware and which are raised by any private party or government agency with regard to Tenant's business or the demised premises. Tenant shall also notify Landlord immediately of any hazardous waste spills at the demised premises and of any other Hazardous Materials of which Tenant becomes aware.

                   5.06. Not in limitation of the generality of the foregoing, but as additional covenants, Tenant specifically agrees that (i) Tenant shall not generate, manufacture, refine, transport, treat, store, handle, dispose or otherwise deal with any hazardous substances or hazardous waste as now or hereafter defined by applicable law; and (ii) Tenant shall defend, indemnify and hold Landlord harmless against any liability, loss, cost or expense, including reasonable attorneys' fees and costs (whether or not legal action has been instituted) incurred by reason of the existence of or any failure by Tenant to comply with any environmental law now or hereafter in effect.

                   5.07. As used herein, the term "Hazardous Materials" means and includes all potentially hazardous materials, including without limitation radon, asbestos and asbestos containing materials.

5.08. Tenant covenants arid agrees that at any and all times during the term of this Lease it shall be responsible for compliance with any federal, state, county, local, or municipal law (including without limitation Local Law 76, as same now exists or may hereafter be amended, if the Building is located in New York City), statute, ordinance, code, regulation or administrative recommendation pertaining to Hazardous Materials (including without limitation any requirements pertaining to the cleanup, removal, and/or encapsulation of any Hazardous Materials that may be in or at the demised premises or may have emanated therefrom). Tenant shall, at its sole cost and expense, undertake any and all steps which may be required for compliance as aforesaid regardless of whether Tenant had installed said Hazardous Materials or that same existed at the demised premises prior to Tenant's occupancy of same. In addition, Tenant shall be solely responsible for restoring and repairing any damage to the demised premises caused by or resulting from such compliance, e.g. the replacement of any ceiling tiles or insulation with comparable products not containing any Hazardous Materials.

5.09. Tenant shall indemnify and save harmless the Landlord, Landlord's agents, servants, and employees, from and against all claims and demands whether for injuries to persons or loss of life, or damage to property, related to or arising in any manner whatsoever out of the clean-up, removal and/or encapsulation of Hazardous Materials provided same is occasioned wholly or in part by any act or omission of (or failure to comply with legal requirements by) Tenant, its agents, contractors, employees, servants and licensees. In the event Landlord shall, without fault on its part, be made a party to any litigation or administrative proceedings commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys fees incurred or paid by Landlord in connection with such litigation.

5.10. Notwithstanding anything herein to the contrary, Tenant shal1 file no documents or take any other action under this Article without Landlord's prior written approval thereof, and Landlord shall also have the right to file such documents or take such action instead or on behalf of Tenant (but still at Tenant's sole cost and expense),: and Tenant shall cooperate with Landlord in so doing. Tenant shall also (i) furnish Landlord with copies of any documents filed by Tenant pursuant to any environmental law; (ii) permit Landlord to be present at any inspection, on or off site, and at any meetings and substances dealt with by Tenant at the demised premises, as well as any additional information available to Tenant for government filings or determinations as to whether there has been compliance with an environmental law.

5.11. Landlord shall also have the right to enter the demised premises at any time to conduct tests to discover the facts of any alleged or potential environmental problem. In the event Tenant fails to comply as aforesaid with the clean-up, removal, and/or encapsulation of Hazardous Materials when so required within the period of time permitted or promulgated, then in such event Landlord may undertake said work, but shall not be obligated to do so. Should Landlord undertake said work required by Tenant as aforesaid, then in such event, Landlord shall render a statement to Tenant for the cost and expenses of undertaking said work plus a charge of twenty (20%) percent for administrative costs and expenses, which statement shall be paid by Tenant as Additional Rent within ten (10) days of receipt thereof. Failure of Tenant to undertake compliance as aforesaid shall constitute a material default under this Lease for which Landlord shall have all rights and remedies, including without limitation the right to terminate this Lease and the right to hold Tenant responsible for the entire cost of compliance as aforesaid and for all of Landlord's damages resulting from Tenant's failure to so comply.

                   5.12. The provisions of this Article shall survive the expiration or earlier termination of this Lease, and the Tenant shall require any permitted assignee or sub--lessee of the demised premises to agree expressly in writing to comply with all the provisions of this Article.

                                                     ARTICLE 6

                                                   Subordination

                   6.01. This Lease is subject and subordinate to all ground or underlying leases and. to all mortgages which may now or hereafter affect such leases or the real property of which demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may reasonably request.

                                                     ARTICLE 7
                   Loss, Damage, Reimbursement, Liability etc.

                   7.01. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the negligence, breach of guarantees, act or omissions of Landlord, its agents, servants or employees.

                  7.02. Tenant shall reimburse Landlord for all expense, damages or fines incurred or suffered by Landlord, and for which Landlord has not been or will not be reimbursed by insurance, by reason of any breach, violation or nonperformance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the Tenant or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees in the use or occupancy of the demised premises.

                  7.03. Tenant shall give Landlord notice in case of fire or accidents in the demised premises promptly after Tenant is aware of such event.

                  7.04. Tenant agrees to look solely to Landlord's estate and interest the Land and Building, or the Lease of the Building, and the demised premises, for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the demised premises, or for any other liability of Landlord to Tenant. In the event the Landlord shall sell or transfer title to the Building and there is an outstanding claim by the Tenant against the Landlord at the time of the transfer, the Tenant's existing claim will follow the proceeds of the sale of the Building.

                  7.05. Each party hereby releases the other party (which term as used in this paragraph includes the employees, agents, officers and directors of the other party) from all liability whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the demised premises or any interest or property therein or, thereon (whether or not such insurance is required to be carried under this Lease), but only to the extent that such loss is collected under said insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies, aforesaid, will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

                                                        ARTICLE 8
                                         Destruction - Fire or Other Cause

                   8.01. If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

                   8.02. If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the demised premises which is usable.

                   8.03. If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.

                   8.04. If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or part) if the Building shall be so damaged that Landlord shall decide to demolish it or not to rebuild it, then, in any of such events Landlord may elect to terminate this Lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of this Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord's rights and remedies against Tenant under the Lease provisions in. effect prior to such termination, and any rent owing shall be paid up to such date and any rent paid for periods subsequent to such date shall be returned to Tenant.

                   Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of 8.02 and 8.03 hereof, with all reasonable diligence, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the demised premises as promptly as reasonably possible, all of the Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the demised premises are substantially ready for Tenant's occupancy. o1

8.05. No damages, compensation or claim shall be payable by Landlord to Tenant for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or of the Building.

8.06. Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party f or recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant hereby releases and waives all right of recovery against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

8.07. Tenant hereby waives the provisions of Section 227 of the Real Property Law of the State of New York and agrees that the provisions of this Article shall govern and control in lieu thereof.

                                                     ARTICLE 9

                                                  Eminent Domain

                   9.01. In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi--public use or purpose, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title (hereinafter referred to as the "date of taking"), and Tenant shall have no claim against Landlord for, or make any claim for, the value of any expired term of this Lease, and the rent and additional rent shall be apportioned as of such date.

9.02. In the event that any part of the demised premises shall be so condemned or taken, then this Lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent allocable to the part so taken shall be apportioned as of the date of taking, provided, however, that Tenant may elect to cancel this Lease if any portion of the demised premises shall be so condemned or taken, provided such notice of election is given by Tenant to Landlord not later than thirty (30) days after the date when Landlord notifies Tenant of the date that title shall vest or has vested in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice by Tenant. Upon such partial taking and this Lease continuing in force as to any part of the demised premises, the rent and additional rent shall be diminished by an amount representing the part of said rent and additional rent properly applicable to the portion or portions of the demised premises which may be condemned or taken.

If as a result of the partial taking (and this Lease continuing in force as to the part of the demised premises not so taken), any part of the demised premises not taken is damaged, Landlord agrees with reasonable promptness to commence the work necessary to restore the damaged portion to the condition existing immediately prior to the taking, and prosecute the same with reasonable diligence to its completion.

                   9.03. Nothing hereinabove provided shall preclude Tenant from appearing, claiming, proving and receiving in the condemnation proceeding, Tenant's moving expenses, and the value of Teniant1s fixtures, or Tenant's alterations, installations and improvements which do not become part of the Building or property of Landlord, provided such claims do not diminish Landlord's award.

9.04. In the event that more than twenty-five (25%) per cent of the demised premises shall be so taken and Tenant shall not have elected to cancel this Lease as above provided, the entire award for partial taking shall be paid to Landlord, and Landlord, at Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable expenses including attorneys' and appraisers' fees)of the award restore the unaffected part of the Building to substantially the. same condition and tenantability as existed prior to the taking. Until said unaffected portion is restored, Tenant shall be entitled to a proportionate abatement of rent for that portion of the demised premises which is being restored and is not usable until the completion of the restoration or until the said portion of the demised premises is used by Tenant, whichever is sooner. Said unaffected portion shall be restored within a reasonable time but not more than six (6) months after the taking `provided, however, if Landlord is delayed by strike, lockout, the elements, or other causes beyond Landlord's control, the time for completion shall be extended for a period equivalent to the delay. Should Landlord fail to complete the restoration within the said six
(6) months or the time as extended, Tenant may elect to cancel this, Lease and the term hereby granted in the manner and with the same results as set forth in the next two sentences of this Section 9.04. If such partial taking shall occur in the last two years of the term hereby granted, either party, irrespective of the area of the space remaining, may elect to cancel this Lease and the term hereby granted, provided such party shall, within thirty (30) days after such taking, give notice to that effect, and upon the giving of such notice, the rent shall be apportioned and paid to the date of expiration of the term specified and this Lease and the term hereby granted shall cease, expire and come to an end upon the expiration of said thirty days specified in said notice. If either party shall so elect to end this Lease and the term hereby granted, Landlord need not restore any part of the demised premises and the entire award for partial condemnation shall be paid to Landlord, and Tenant shall have no claim to any part thereof, except as to the items set forth in Section 9.03 where same are applicable.

                   9.05. In the event all or any part of the demised premises shall be'-taken for a temporary use or occupancy, (a) the Lease term shall not be reduced or affected in any way except as provided in (d) below, (b) Tenant shall continue to be responsible for all of its obligation hereunder and shall continue to pay all rents and additional rents when due, (c) Tenant shall be entitled to receive that portion of the award which represents reimbursement for the cost of restoration of the demised premises, compensation for the use and occupancy of the demised premises and for any taking of Tenant's property, except that, if the temporary period of taking shall extend beyond the expiration of the term of this Lease, the portion of the award representing compensation for the use and occupancy of the demised premises shall be apportioned between Landlord and Tenant as of said expiration date of said term and Landlord shall receive that portion of the award which represents reimbursements for the cost of restoration of the demised premises, and (d) if the date of taking shall occur during the last three (3) years of the term of this Lease, Tenant may elect to cancel this Lease by notice of election given by Tenant to Landlord not later than thirty (30) days after the date when Landlord notifies Tenant of the date that title shall vest or has vested in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date, with Landlord, and not Tenant, to receive the portion of the award which represents reimbursement for the cost of restoration of the demised premises and the portion of the award representing compensation for the use and occupancy of the demised premises for the time subsequent to the cancellation date.

                   9.06. In the event more than one-third (1/3) of the parking spaces shall be so condemned or taken which parking spaces formulate part of the overall Land, and the Landlord is not able to provide on-premises parking equal to two--thirds (2/3) of the original parking areas, then in that event the Tenant may elect to cancel this Lease and the terms hereby granted in accordance with the provisions of Section 9.02 applicable to condemnation of more than twenty--five (25%) percent of the demised premises. Landlord shall give notice to Tenant within sixty (60) days of the date of such taking as to whether or not Landlord will in fact restore sufficient parking facilities as herein set forth. Neither Tenant nor Tenants' employees, agents, servants or visitors shall use parking spaces reserved for other tenants.

                                                    ARTICLE 10

                                             Assignment and Subletting

                   10.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection or the acceptance of the assignee, undertenant or occupant as tenant, shall be deemed a waiver of the provisions hereof or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Tenant shall remain liable under this Lease. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

                   10.02. If Tenant desires to assign this Lease or to sublet all or any portion of the demised premises, it shall first submit in writing to Landlord the description of the space and the terms for which Tenant intends to assign or sublease and shall offer in writing, (i) With respect to a prospective assignment, to assign this Lease. to Landlord without any payment of monies or other consideration thereof or, or, (ii) with respect to prospective subletting, to sublet to Landlord or its designee the portion of the demised premises involved ("Leaseback Area") for the term intended by Tenant in its offer and at the lower of (a) Tenant's proposed subrental or (b) at the same rate of fixed rent and additional rent and otherwise on the same terms, covenants and conditions (including provision relating to escalation rents), as are contained herein and as are applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord which date shall be in no event earlier than sixty (60) days nor later than one hundred eighty (180) days following the acceptance of the offer by the Landlord. If an offer of sublease is made, it shall in addition specify the duration of the term of the proposed sublease as fixed by Tenant, except that if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of this sublease to the term of the underlying Lease, less one day. Landlord shall have a period of fifteen (15) days from the receipt of such offer to either accept or reject the same. If Landlord shall accept such offer Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord of reasonable credit standing, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel.

                                   If a sublease  is so made to  Landlord or its
designee, it shall expressly:

                     (a) permit Landlord to make further subleases of all or any part of the Leaseback Area and (at no cost or expense to Tenant) to make and authorize any and all changes, alterations, installations and improvements in suoh space as Landlord may deem necessary for such subletting, at Landlord's expense;

                     (b) provide that Tenant will at all times permit reasonably appropriate means of ingress to and egress from the Leaseback Area;

                     (c) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

                     (d) provide that Landlord shall accept the Leaseback Area "as is" except that Landlord, at Tenant's-expense, shall perform all such work physically to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy, it being intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

                     (e) provide that at the expiration or sooner termination of the term of such sublease Tenant will accept the Leaseback Area~ in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear expected.

                   Landlord shall indemnify,and save Tenant harmless from all obligations under this Lease as to the Leaseback Area during the period of time it is so sublet. For the purposes of this clause, Landlord shall be deemed to be any successor or person or persons in interest. Performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation contained in this Lease, and Tenant shall not be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the Tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

                   10.03. If Landlord shall not have accepted Tenant's offer, as provided in Section 10.02, then Landlord will not unreasonably withhold or delay its consent to Tenant's request for consent to such assignment or subletting. Any such consent of Landlord shall be subject to the terms of this Article and conditional upon there being no default by Tenant and Tenant shall not have received any notice of default that is not cured, beyond any applicable grace period, under anyof the terms, covenants and conditions of this'Lease at the time that Landlord's consent to any such subletting or assignment is~ requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment. In the event Tenant does not successfully sublet or assign the space so designated in 10.02 within six (6) months, then the Landlord's rights in 10.02 shall re-occur before Tenant may sublet or assign such space.

                   10.04. If Tenant requests Landlord's consent to a specific assignment or subletting, it shall submit in writing to Landlord (which writing shall be in addition to the writing required pursuant to Section 10.02 hereof)
(1) the name and address of the proposed assignee or sublessee, (ii) a counterpart of the proposed agreement or assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee. The proposed sublessee must have a net worth equal to or in excess of the net worth of Tenant.

                   10.05. Upon receiving Landlord's written consent, a duly executed copy of the sublease or assignment shall be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of Lease shall contain an assumption by the assignee of all, of the terms, covenants and conditions of this Lease to be performed by the Tenant.

                   notwithstanding

                   (a) Tenant shall not advertise (but may list with brokers) its space for assignment or subletting at a rental rate lower than the rental rate then being paid by Tenant to Landlord.

                   (b) The transfer of a majority of the issued and outstanding capital stock of any corporate tenant or subtenant of this Lease or a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease. The transfer of outstanding capital stock of any corporate tenant, for purposes of this Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, and which sale is effected through "over-the-counter market" or through any recognized stock exchange. In no event shall there be an assignment to a "shell" corporation - said assignment must be to the operating entity.

                   (c)            No assignments or subletting shall be made:

                   (1) To any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of the Building of which the demised premises form a part, or any person or entity who has been dealing or negotiating with (or has previously dealt or negotiated with) the Landlord or a broker for space in the Building, or any person or entity with whom Landlord has been in negotiations during the preceding one (1) year for any space in any Building owned or managed by Landlord or its representatives.

                   (ii) By the legal representatives of Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article;

                   (iii) To any person or entity for the conduct of business which is not in keeping with the standards and the general character of the Building of which the demised premises form a part.

                   (iv) To any person or entity for the practice of medicine in any field.

10.07. Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, assign or transfer its entire interest in this Lease and the leasehold estate hereby created or sublet the whole of the demised premises to a successor corporation of Tenant (as hereinafter defined); provided, however, that (i) Tenant shall not be in default in any of the terms of this Lease, (ii) the proposed occupancy shall not increase the office cleaning requirements or impose an extra burden upon the building equipment or building services and (iii) the proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State. A "successor corporation", as used in this Article 10 shall mean
(a) a corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, or (b) a corporation acquiring this Lease and the term hereof and estate hereby granted, and the goodwill and all or substantially all of the other property and assets (other than capital stock of such acquiring corporation) of Tenant, its corporate successors or assigns, and assuming all or substantially all of the liabilities of Tenant, its corporate successors and assigns, or (c) any corporate successor to a successor corporation becoming such by either of the methods described in subdivisions (a) and (b) above; provided that, immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and a net worth, as determined in accordance with generally accepted accounting principles, at least equal to the assets, capitalization and net worth, similarly determined, of Tenant, its corporate successors or assigns, immediately prior to such merger or consolidation or such acquisition and assumption, as the case may be. The acquisition by Tenant, its corporate successors or assigns, of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed to be a merger for the purposes of this Article.

                   10.08. In the event that Tenant sells, sublets, assigns or transfers this Lease and at anytime receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross increase, exclusive of the costs of any improvements, in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant for such subtenant of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by, such assignee in connection with such assignment.

                                            Access to Demised Premises

11.01. Tenant shall permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the demised premises, provided the same are installed concealed behind walls and ceilings of the demised premises and are installed by such methods and at such locations as will not materially interfere with or impair Tenant's layout or use of the demised premises or damage the appearance thereof. Landlord or its agents or designees shall have the right, upon reasonable notice, but only upon request made to Tenant or any authorized employee of Tenant at the demised premises to enter the demised premises, other than vaults or other enclosures where money, securities or other valuables or confidential documents are kept, at reasonable times during business hours, for the making of such repairs or alterations as Landlord shall be required or shall have the right to make by the provisions of this Lease or any other lease in the Building and, subject to the foregoing, shall also have the right to enter the demised premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the entire Building or to prospective mortgagees of the fee or of the Landlord's interest in the property of which the demised premises are a part or to prospective assignees of any such mortgages or to the holder of any mortgage on the Landlord's interest in the property, its agents or designees. Landlord shall be allowed to take all material into and upon the demised premises that may be required for the repairs or alterations above mentioned as the same is required for such purpose without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no wise abate, except as otherwise provided in this Lease, while said repairs or alterations are being made, by reason of loss or interruption of the business of Tenant because of the prosecution

                   of any such work, provided Landlord shall exercise reasonable diligence so as to minimize the disturbance.

                   11.02. Landlord may, upon reasonable notice to the Tenant, during the six (6) months prior to the expiration of the term of this Lease, exhibit the demised premises to prospective tenants.

                   I1.03. If Tenant shall not be personally present to open and permit an entry into the demised premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease.

                                             Certificates of Occupancy

                   12.01. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the Building. Landlord represents that the certificate of occupancy for the Building permits the use of the demised premises for the purposes specified in this Lease. Landlord will make no changes in the Building which would result in a change in the certificate of occupancy which prevents Tenant from using the demised premises for the purposes specified in this Lease.

                                                    ARTICLE 13

                                                    Bankruptcy

                   13.01. Subject to the provisions of Section 13.03 and the applicable bankruptcy statutes, if at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or a trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, this Lease shall ipso facto be cancelled and terminated, In which event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by Section 13.04 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute of rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant upon the execution thereof.

                   13.02. Subject to the provisions of Section 13.03, if at the date fixed as the commencement of the term of this Lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the Unite1d States or of any State a petition in bankruptcy or insolvency or for. reorganization of the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, Landlord may at Landlord's option, serve upon Tenant or any such trustee, receiver, or assignee, a notice in writing stating that this Lease and the term hereby granted shall cease and expire on the date specified in said notice, which date shall be not less than ten (10) days after the serving of said notice and this Lease and the term hereof shall then expire on the date so specified as if that date had originally been fixed in this Lease as the expiration date of the terra herein granted. Thereupon, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender the demised premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

                   13.03. In the event that at any times mentioned in either Sections 13.01 and 13.02 there shall be instituted against Tenant an involuntary proceeding for bankruptcy, insolvency, reorganization or any other relief described in Sections 13.01 or

                   13.02, Tenant shall have ninety (90) days in which to vacate or stay the same before this Lease shall terminate or before Landlord shall have any right to terminate this Lease, provided the rent and additional rent then in arrears, if any, are paid within fifteen (15) days after the institution of such proceeding, and further provided that the rent and additional rent which shall thereafter become due and payable are paid when due, and Tenant shall not otherwise be in default in the performance of the terms and covenants of this Lease.

                   13.04. In the event of the termination of this Lease pursuant to Sections 13.01, 13.02 or 13.03 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair arid reasonable rental value of the demised premises for the same period. If the demised premises or any part thereof be re-let by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be prima fade evidence of the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the reletting. Nothing herein contained shall be limit or prejudice the right of...Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, and governing the proceedings +/-`n which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                                                      Default

                   14.01. If Tenant defaults in fulfilling any of the covenants of this Lease, including the payment of rent or additional rent, or if the demised premises become vacant or deserted, then, in any one or more of such events, upon Landlord serving a written five o(5) days' notice to cure the default upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said 5-day period and if Tenant shall not have diligently commenced to take action towards curing such default within such 5-day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be occupied by someone other than Tenant and such occupancy shall continue for a period of fifteen (15) days after written notice from Landlord, then Landlord may serve a written 5 days notice of cancellation of this Lease upon Tenant, and, upon the expiration of said 5 days, this Lease and the term hereunder shall end and expire as fully and completely as if the date of expiration of such 5-day period were the day herein definitely fixed for the end and expiration of this Lease and the term hereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided. If Tenant shall at any time default hereunder, and if Landlord shall institute an action or summary proceedings against Tenant based upon such default, then Tenant will reimburse Landlord for the expense of reasonable attorneys' fees and disbursements thereby incurred by Landlord.

                   14.02. If the notices provided for in Section 14.01 hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall default in the payment of the rent reserved herein or any item of additional rent herein provided or any part of either or in making any other payment herein provided for, then and in any of such events Landlord may, without notice, re--enter the demised premises, and dispossess Tenant, the legal representatives of Tenant or other occupant of the demised premises, by summary proceedings and lawfully remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re--enter or to institute legal proceedings to that end.

                   14.03. Notwithstanding any expiration or termination prior to the Lease expiration date as set forth in this Article 14, Tenant1s obligation to pay any and all rent and additional rent under this Lease shall continue to and over all periods up to the date provided in this Lease for the expiration of the term hereof.

14.04. Notwithstanding the provisions of Section 14.01 hereof, Tenant, at its own cost and expense, in its name and/or (wherever necessary) Landlord's name, may contest, in any manner permitted by law (including appeals to a court, or governmental department or authority having jurisdiction in the matter), the validity or the enforcement of any governmental act, regulation or directive with which Tenant is required to comply pursuant to this Lease, and may defer compliance therewith provided that:

                   (a) such non--compliance shall not subject Landlord to criminal prosecution or subject the Land and/or Building to lien or sale;

                   (b) such non--compliance shall not be in violation of any fee mortgage, or of any ground or underlying lease or any mortgage thereon;

                   (c) Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security satisfactory to Landlord, indemnifying and protecting Landlord against any loss or injury by reason of such non--compliance; and

                   (d) Tenant shall promptly and diligently prosecute such contest.

                   Landlord, without expense or liability to it, shall cooperate with Tenant and execute any documents or pleadings required for such purpose, provided that Landlord shall reasonably be satisfied that the facts set forth in any such documents or pleadings are accurate.

                                                    ARTICLE 15
                      Remedies of Landlord; Waiver of Redemption

15.01. In case of any such re-entry, expiration and/or dispossess by summary proceedings or otherwise as set forth in Article 14 hereof (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, reasonable attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-- rental; (b) Land1o~d may re-let the demised premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or
(C) Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the

rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term this Lease. The failure of Landlord to re-let the demised premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re--letting, such as legal expenses, reasonable attorneys' fees, brokerage and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re--letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable, in any way whatsoever for the failure or refusal to re--let the demised premises or any parts thereof, or, in the event that the demised premises are re--let, for failure to collect the rent thereof under such re--letting. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Landlord shall take all reasonable steps to mitigate damages in the event of default by Tenant.

                   15.02. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed. for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                                                    ARTICLE 16

                                            Fees and Expenses; Interest

                   16.01.   If  Tenant  shall  default  in  the   observance  or
performance of any term or covenants on Tenant's part to be observed or performed under or by virtue of any of the covenants, terms or provisions in any Article of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case only

provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and
(b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor.

                   Except as otherwise specifically provided in this Lease, including but not limited to Article 48, hereof, if Tenant is late in making any payment other than the payment of fixed annual rent and/or additional rent due to Landlord from Tenant under this Lease, then interest ("interest") calculated at the rate of one and half percent (1--1/2%) per month shall become due and owing to Landlord on such payment from the date when it was due (or such lesser amount as may then be legally permitted by law)..

                                                    ARTICLE 17

                                          No Representations by Landlord

                   17.01.   Landlord   or   Landlord's   agents   have  made  no
representations or promises with respect to the Building or demised premises except as herein expressly set forth.

                                                    ARTICLE 18

                                                    End of Term

                   18.01. Upon the expiration or other termination of the term, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and tear and damage for which-Tenant is not responsible under the terms of this Lease excepted, Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the term of this Lease. Tenant agrees to indemnify and save Landlord harmless from all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. If the last day of the Term or any renewal thereof falls on Saturday or Sunday this Lease shall expire on the business day immediately preceding. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of, Section 2201 of the New York City Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this

Article 18. In addition, the parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be substantial, will exceed the amount of the monthly installments of the fixed annual rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefor agrees that if possession of the demised premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date or a sooner termination of the Term, in addition to any other rights or remedy Landlord may have hereunder or at law Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the demised premises after the Expiration Date or sooner termination of this Lease, a sum equal to three (3) times the aggregate of that portion of the fixed rent which was payable under this Lease during the last month of the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the demised premises after the Expiration Date or sooner termination `of this Lease and" no acceptance by Landlord of payments from Tenant after the expiration or sooner termination of the Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 18, which provisions shall survive the expiration or sooner termination of this Lease.

                                                    ARTICLE 19

                                                  Quiet Enjoyment

                   19.01. Landlord covenants arid agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this Lease, and to any ground leases, underlying leases and mortgages hereinbefore mentioned to which this Lease is subordinate.

                                                    ARTICLE 20

                                                    Definitions

                   20.01. The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Land and Building (or the owner of a lease of the Building or of the Land and Building), so that in the event of any transfer of title to the Land and Building or said lease, or in the event of a lease of the Building, or of the Land and Building, upon notification to Tenant of such transfer or lease the said transferor Landlord shall be and hereby is entirely freed and relieved of all existing or future covenants, obligations and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the Land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to the Land and Building or said lease, or the said lessee of the Building, or of the Land and Building, that the transferee or the lessee has assumed arid agreed to carry out any and all such covenants, obligations and liabilities of Landlord hereunder.

                   20.02. The words "re--enter" and "re--entry" as used in this Lease are not restricted to their technical legal meaning.

                   20.03. The term "business days" as used in this lease shall exclude Saturdays, Sundays, New Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas. For cleaning purposes, "business days" as used in this, Lease shall exclude all Saturdays, Sundays, and holidays as set forth in the agreement between Realty Advisory Board on Labor Relations, Inc. or any successor thereto and Local 32B--32J of the Building Service Employees International Union (AFL-CIO). The term "business hours" as used in this Lease shall mean the hours between 8:00 am and 6:00 pm during business days.

                   20.04. The term "Tenant's Proportionate Share" as used in this Lease shall mean 2.61%.

                                                    ARTICLE 21
                   Adjacent Excavation   - Shoring

                   21.01. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as shall be necessary to preserve the wall of or the Building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent. If said excavation is conducted by the Landlord or by an authorized agent of the Landlord and it is done in such fashion as to interrupt Tenant's normal business, to the extent of said interruption the rent herein shall be abated proportionately.

                                                    ARTICLE 22

                                               Rules and Regulations

                   22.01. Tenant and Tenant's servants, employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit B attached hereto and made part hereof entitled "Rules and Regulations" and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt provided, however, that in case of any conflict or inconsistency between the provisions or tins Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord will uniformly enforce or not enforce the Rules and Regulations.

                                                    ARTICLE 23

                                                     No Waiver

                   23.01. No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the demised premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agent shall not operate as a termination of this Lease or a surrender of the premises. In the event of Tenant at any times desiring to have Landlord sublet the demised premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord to seek redress for violation of or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this, Lease provided.

                   23.02.         This  Lease  contains  the  entire  agreement
between  the  parties,   arid  any executory agreement hereafter made shall be

ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


                                                    ARTICLE 24

                                              Waiver of Trial by Jury

                   24.01. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the demised premises, and/or any other claims (except claims for personal injury or. property damage), and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences a proceeding for non--payment of rent, Tenant will not interpose and does hereby waive the rights to interpose any counterclaim of whatever nature or description in any such proceeding except for compulsory counterclaims.

                                                    ARTICLE 25

                                               Inability to Perform

                   25.01. If, by reason of (1) strike, (2) labor troubles, (3) governmental pre--emption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or (6) any cause beyond Landlord's control, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall In no way be affected, impaired or excused. As Landlord shall learn of the happening of.. any of the foregoing conditions, Landlord shall promptly notify Tenant of such event and, if ascertainable, its estimated duration, and will proceed promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

                                                    ARTICLE 26

                                                      Notices

                   26.01. Any notice or demand, consent, approval or disapproval required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing. Unless otherwise required by such law or regulation, such notice or demand shall be given, and shall be deemed to have been served and given by Landlord and received by Tenant upon actual receipt by Tenant or first refusal by Tenant, when Landlord shall have deposited such notice or demand by registered or certified mail enclosed in a securely closed postpaid wrapper, in a United States Government general or branch post office, or official depository within the exclusive care and custody thereof, or by a receipted overnight carrier package addressed to Tenant, at the address set forth after Tenant's name on page 1 of this lease. After Tenant shall occupy the demised premises, a copy of all notices, demand, consents, approvals or disapprovals shall be sent to Tenant at the demised premises. Such notice, demand, consent, approval or disapproval shall be given, and shall be deemed to have been served and given by Tenant and received by Landlord, when Tenant shall have deposited such notice or demand by registered or certified mail enclosed in a securely closed postpaid wrapper, in a United States Government general or branch post office or official depository with the exclusive care and custody thereof, or by a receipted overnight carrier package addressed to Landlord, 54--65 48th Street, P.O. Box 780007, Maspeth, New York 11378. Either party may, by notice as aforesaid, designate a different address or addresses for notices, demands, consents, approvals or disapprovals.

                                                    ARTICLE 27

                                                     Services

                   27.01. Landlord shall provide necessary elevator facilities on business days from 8:00 A.M. to 6:00 P.M. and shall have sufficient elevators available at all other times. At Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods.

                   27.02. Landlord shall cause the space in the demised premises to be kept clean in accordance with the standards set forth in Exhibit "C" attached hereto and made a part hereof entitled "Cleaning Schedule", except that if any areas shall be used for the preparation and consumption of food, Landlord's responsibility shall be strictly limited to the "Cleaning Schedule" set forth in Exhibit- "C", and Tenant shall be responsible for any and all other cleaning in that space. Tenant may contract with Landlord's cleaning service to clean these areas at Tenant's cost and expense.

                   27.03. (a) Landlord shall, through the HVAC system of the Building, furnish to the demised premises, on an all year round basis, air conditioning, ventilation and heating during the hours from 8:00 A.M. to 6:00 P.M. on business days.

                   (b) Landlord will maintain the HI/AC system in a manner befitting a first class 1building and will use all reasonable care to keep the same in proper and efficient operating condition. Landlord shall in no event be responsible for the failure of the

HVAC system to meet the requirements hereinbefore specified if such failure results from the occupancy of the demised premises with more than an average of one person for each 100 square feet of usable area or if Tenant installs and operates lighting, machines and appliances the total connected electrical load of which exceeds 4--1/2 watts per square foot of usable area.

                   (c) Except if the HVAC System is not working, Tenant agrees to keep and cause to be kept closed all the windows in and the exterior doors to the demised premises at all times, and Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

                   (d) Tenant acknowledges it has been advised that the Building has sealed windows and that, therefore, the air in the demised premises can become stale and even unbreathable when the HVAC system is not operating. Tenant agrees that Landlord shall not be obligated to operate such HVAC System after or before regular business hours as set forth in Section 27.03 (a).

                   27.04. Subject to the provisions of Section 25.01, Landlord reserves the right to stop services on the HVAC System, elevator, plumbing and electrical systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service. as promptly as possible and in a manner so as to minimize interference with the Tenant's use and enjoyment of the demised premises.

                   27.05. In the event Tenant shall employ any contractor to do in the demised premises any work permitted by Section 3.01 of this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the demised premises at least thirty (30) days prior to the beginning of work by such contractor or subcontractor.

                  27.06. If Tenant is permitted hereunder to and does nave a separate area for the preparation or consumption of food in the demised premises, Tenant shall employ, on a regular basis, an exterminator to keep the demised premises free from vermin; and the Tenant will provide garbage storage areas to comply with local codes and specifications thereof to be approved by Landlord, or other means of disposing of garbage reasonably satisfactory to Landlord. Tenant is responsible for all exterminating in the demised premises.

                  27.07. Tenant agrees to employ such office maintenance contractor as Landlord may approve and upon further provision that employment of said contractor shall not create labor disputes for all waxing, polishing, lamp replacement, cleaning and maintenance work in the demised premises. Nothing herein contained shall prohibit Tenant from performing such work for itself by use of its own regular employees.

                  27.08. Landlord will not be required to furnish any other services, except as provided in this Article 27, and except that Landlord agrees to provide on business days (not including Saturdays, Sundays and holidays) the cleaning as set forth in Exhibit "C" hereof. Tenant shall pay to Landlord, on demand, a reasonable charge for the removal from the demised premises of any refuse and rubbish of Tenant as shall not be contained in the waste receptacles described in Exhibit C hereof. Landlord, its cleaning contractor and their employees shall have after--hours access to the demised premises and the use of Tenant's light, power and water in the demised premises as may be reasonably required for the purpose of cleaning the demised premises.

                  27.09. For the purposes of this Lease, "Common Areas" shall mean all areas, improvements, space, equipment and special services provided by Landlord for the common or joint use and benefit of tenants and invitees, including access roads, driveways, entrances and exits, retaining walls, landscaped areas, pedestrian walk--ways, walls, courtyards, concourses, stairs, ramps, sidewalks, building wide washrooms, hallways, lobbies, elevators and their housing rooms, common window areas, walls and ceiling in Common Areas, and trash and rubbish areas.

                   27.l0. Landlord shall manage and maintain the Building and the Common Areas as a first class office building. Tenant and its employees shall occupy and use the demised premises in a manner befitting such building.

                                                    ARTICLE 28

                                                    Electricity

28.01. As an incident to this Lease, Landlord will furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current to be used by Tenant for the lighting fixtures and electric current and electrical receptacles installed in the demised premises, but Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the demised premises. Tenant shall pay Landlord to furnish and install all lighting tubes, lamps, bulbs and ballasts used in the demised premises. Tenant shall use said electric current for lighting and, insofar as Landlord's
facilities  are  not  burdened   thereby  and  applicable   laws  and  insurance
regulations permit, for operation, during normal business hours, of such equipment as is normally used for the purposes herein leased. Under no circumstances shall Tenant, at any time during the term of this Lease, use or permit the use of electric heaters or similar heating devices.

                   28.02. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. Tenant shall not make or perform or permit the making or performing of any alterations to wiring installation or other electrical facilities in or serving the demised premises or any additions to the business machines, office equipment or other appliances in the demised premises which utilize electrical energy without the prior consent of Landlord in each instance (which shall not be unreasonably withheld).

                   28.03. All electric energy which Tenant requires in the demised premises shall be furnished by the local electric company.

                   28.04. Landlord hereby agrees to install a submeter, the cost of which will be borne by Landlord. Should the submeter not be in place, for any reason whatsoever, at the time this Lease commences, Tenant shall pay to Landlord effective as of the Commencement Date, $2.00 per square foot per annum, until such time that the submeter has been installed. If the appropriate parties do not allow submetering in the Building, Tenant will be required to pay $2.00 per. square foot per annum (the "Electric Charge") for electric subject to (i) any increases in the utility company's rates over and above those charged on the Commencement Date of this Lease and (ii) subject to any material additions to lighting fixtures, machinery, equipment or due to excess usage beyond business hours.

                   28.05. Tenant shall pay for all energy used or consumed in the demised premises. Tenant's electricity will be submetered and the amount of electricity consumed shall be multiplied by the KWH rate which Landlord pays to Long Island Lighting Company. At the end of each Long Island Lighting Company billing period, when the Landlord receives the Long Island Lighting Company bill, Landlord will multiply the amount of electricity consumed by the Tenant as shown on the Tenant's submeter by the Long Island Lighting Company rate as shown on the Long Island Lighting Company bill. For the purposes of this Section, the per kilowatt hour cost shall be determined by dividing the total cost to the Landlord as shown on the Long Island Lighting Company bill by the total consumption of electricity as shown on that such bill.

                   28.06. Landlord, acting reasonably reserves the right to discontinue furnishing electric energy to Tenant in the demised premises at any time upon not less than thirty (30) days notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby except only that from and after the effective date of such termination, Landlord shall not be obligated to furnish electric service to the Building. Such electric energy may be furnished to Tenant by means of the existing building system feeders, risers, and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panels, boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed by Tenant at Tenant's sole cost and expense.

                   28.07. Landlord shall have the option at any time during the term of this Lease to make application and install a separate electric meter, said installation to be at the Landlord's sole cost and, expense, and which shall include all work required by the Long Island Lighting Company and the New York Board of Fire Underwriters for the installation of an electric meter. Upon installation of same and acceptance by the Long Island Lighting Company, the obligations of Tenant to pay to Landlord the electrical charges as set forth in this Section shall terminate and thereafter Tenant shall make payment direct to the Long Island Lighting Company for any bills for electric service.

                   28.08. Tenant agrees not to connect any additional electrical equipment of any type to the Building electric distribution system, other than typewriters, computers, fax machines, lamps and small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements which are not present at the demised premises now, upon written request of Tenant, will be installed~y Landlord, at the sole cost and expense of Tenant, if, in Landlord's judgment the same are necessary and will not cause permanent damage or injury to the Building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.

                                                    ARTICLE 29
                                               Intentionally Omitted

                                                    ARTICLE 30

                                                Escalation of Taxes

                   30.01. For the purposes of the provisions of Article 30 of this Lease, the term "Lease Year" shall be the period of one (1) year's duration commencing on the first day of the term of this Lease and each successive period of one (1) year's duration, prorated on an annualized basis.

                   30.02. In the event that the amount of real estate taxes, assessments, sewer rents, rates and charges, county and town taxes, school taxes, village taxes, transit taxes, or any other Governmental charge, general, -specific, or ordinary or extraordinary, foreseen or unforeseen (hereinafter collectively called "Taxes") which may now or hereafter be levied or assessed against the land on which the Building stands and upon the Building (hereinafter for this Article 30 only collectively called the "Real Property") attributable to any Subsequent Tax Year, as hereinafter defined, shall be greater than the amount of Taxes foi' the Base Tax Year, as hereinafter defined, for any or all of the Town and County Tax, School Tax and/or Village Tax (the Town and County Tax, the School Tax and the Village Tax are sometimes herein singly referred to as "Local Tax" and collectively as "Local Taxes") then Tenant shall pay to Landlord as additional rent, Tenant's Proportionate Share of the increase in taxes for the particular Local Tax for such Subsequent Tax Year.

                   For the purposes of the provisions of this Article, the term, "Taxes for Base Tax Year", shall mean the sum of all taxes at the applicable rate for the fiscal tax years commencing as set forth below multiplied by the full assessment of the County of Suffolk of the Real Property.

                   The term "Base Tax Year" is hereby defined for the particular Local Tax as follows:

                   The Town and County Tax rate for the year commencing December 1, 1997 and ending November 30, 1998.

                   The School Tax rate for the year commencing

                   December 1, 1997 and ending November 30, 1998.

                   The Village Tax rate for the year 1998.

                   The term "Subsequent Tax Year" shall mean the first full fiscal year following the applicable Base Tax Year for the aforementioned Town and County Tax, School Tax or Village Tax

                   To arrive at the amount owed by Tenant for any and all Subsequent Tax Years, Landlord shall calculate each Local Tax increase separately and then add the increases owed by Tenant from each to determine the total amount of increases in Taxes and such total increase shall be then multiplied by Tenant's Proportionate Share to determine the amount owed by Tenant for each Subsequent Tax Year. If such calculation shall result in a decrease for any Subsequent Tax Year, then Tenant shall receive an increase of zero.

                   Landlord shall take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of time and Tenant shall be obligated to pay only its proportionate share, determined as aforesaid, of the installments of any such assessment as shall become due and payable during the term of this Lease or any renewal hereof. Any amount due Landlord under the provisions of this Article shall be paid semi-annually within thirty (30) days after Landlord shall have submitted copies of all tax bills and statements to Tenant showing in reasonable detail the computation of the amounts due Landlord. Any such increase for less than a year shall be prorated and apportioned.

                   In no event shall any rent adjustment result in a decrease in the fixed annual rent payable hereunder.

                   (i) In the event Tenant shall undertake to make installations other than office installations and thereby cause extraordinary assessment to be levied against the Real Property, Tenant shall pay all additional taxes resulting from such extraordinary assessment.

                   (ii) Tenant shall pay to Landlord, within thirty (30) days after the same shall be payable by Landlord and as additional rent for the Lease Year in which the same shall be so payable, an amount equal to Tenant's
Proportionate Share of any assessment or installment thereof for public betterments or improvements which may be levied upon the Real Property which is not deductible from any condemnation award. Landlord shall take the benefit of the provisions of any statute or ordinance permitting any such assessment to be paid over a period of time and Tenant shall be obligate to pay only the said percentage of the installments of any such assessments which shall become due and payable during the term of this Lease.

                   (iii) In the event there shall be levied against the Landlord during the term of this Lease an assessment for public improvements which is payable in one reasonable sum, then in that event said assessment shall be divided by the number of years equal to the term of this Lease and tenant's responsibility shall be the sum equal to its Proportionate Share of said amount times the number of unexpired years in the Lease; for example, if an assessment is levied for $10,000.00, and the Lease term has a period of ten (10) years, the annual installments will be deemed to be $1,000.00 per year and in the event Tenant's share is seventy five (75%) per cent, Tenant will owe $750.00 times the number of years remaining under this Lease as of the date of its assessment.

                   30.03. In the event the first or final lease year shall contain less than twelve (12) calendar months the additional rent payable under
Section 30 for such lease year shall be adjusted  and  prorated by the  fraction
(a) the numerator over which is the number of months in either the first or final year and (b) the denominator of which is the number twelve (12).

                   30.04. Landlord's obligation to make the adjustments referred to in this Article shall survive any expiration or termination of this Lease. Tenant shall have a period of sixty (60) days after receipt of the billing to notify Landlord of any discrepancy with the billing. Tenant will not be permitted at any later date to dispute the billing.

                   30.05. Any delay or failure of Landlord in billing any Real Estate Taxes shall not constitute a waiver of or in any way impair any continuing obligation of Tenant to pay such Real Estate Taxes hereunder.

                                                    ARTICLE 31.

                                               Condition of Premises

                   31.01. Tenant expressly acknowledges that it has inspected the demised premises and is fully familiar with the physical condition thereof. Tenant agrees to accept the demised premises in its "as is" condition as of the date hereof and subject to any work to be performed by Landlord (except for any surviving punch list items as set forth on Exhibit D annexed hereto and made a part hereof). Tenant acknowledges that Landlord shall have no obligation to. do any work in and to the demised premises in order to make them suitable and ready for occupancy and use by Tenant except as set forth on said Exhibit D.

                                                    ARTICLE 32

                                                      OMITTED

                                                    ARTICLE 33

                                                     Indemnity

33.01. 33.01 Tenant shall indemnify and save Landlord harmless from and against any liability or expense arising from the use or occupation of the demised premises by Tenant or any one on the Demised premises with the Tenant's permission, or from any breach of this Lease.

                                                     ARTICLE 34

                                               INTENTIONALLY OMITTED

                                                    ARTICLE 35
                                                 Name of Building

                  35.01. Landlord shall have the full right at any time to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, firm, or otherwise, whether or not such name is, or resembles, the name of a tenant of the Building.

                                                    ARTICLE 36
                                            Invalidity of Any Provision

If any term, covenant, condition or provision of this Lease or the application thereof to any circumstances or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease or the application thereof to any circumstances or to any person, firm, or corporation other than those as to which any term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to

                                                       SCHEDULE ~
47

36.01    the fullest extent permitted by law.


                                                     ARTICLE 37

                                                     Captions

37.01. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

                                                    ARTICLE 38
                                               Certificate of Tenant

                  38.01. Tenant shall, without charge, at any time and from time to time, within five (5) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee of any mortgage or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by
Landlord:

                   (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

                   (b) Whether or not there are then existing any set--offs or defenses against the enforcement of any of the agreements, terms, covenants, or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

                   (c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

                   38.02. Tenant agrees that, except for the first month's rent hereunder, it will pay no rent under this Lease more than thirty (30) days in advance of its due date, and, in the event of any act or omission by Landlord, Tenant will not exercise any right to terminate this Lease or to remedy the default and deduct the cost thereof from rent due hereunder until Tenant shall have given written notice of such act or omission to the holder of any first mortgage who shall have furnished in writing such holder's last address to Tenant, and until a reasonable time for remedying such act or omission shall have elapsed following the giving of such notices, during which time such mortgage holder shall have the right, but shall not be obligated, to remedy or cause to be remedies such act or omission.

                   38.03. Anything in this Lease contained to the contrary notwithstanding, under no circumstances shall the holder of any institutional mortgage who shall have succeeded to the interests of the Landlord under this Lease, be subject to or liable for any offsets or deductions from rent, claims or defenses which the Tenant might have against any prior landlord under this Lease.

                                                    ARTICLE 39

                                              Successors and Assigns

                   39.01. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

                                                    ARTICLE 40

                                           Liability Insurance by Tenant

                   40.01. Tenant shall, at Tenant's sole cost and expense, procure and obtain comprehensive general public liability insurance with broad form extension and contractual liability endorsement protecting against any and all claims for damages to person or property or for loss of life or property occurring upon, in, or about the demised premises or the sidewalks adjacent thereto, such insurance to afford immediate protection in such amounts as Landlord shall require. Such policies shall name Landlord as additional insured. As of the Commencement Date, the minimum coverage for combined single limit bodily injury and property damage shall not be less than $3,000,000.00 per occurrence. The policy shall also be extended to include the following endorsements:

                   1.           Knowledge of Occurrence;

                   2.           Notice of Occurrence;

                   3.           Unintentional Errors or Omissions;

                   4. An endorsement to the effect that rio statement, declaration or representation made by Tenant to its insurer or act of Tenant shall invalidate the policy as to Landlord or prejudice any of Landlord's rights thereunder, including, without limitation, defense and indemnity;

                   5. Contractual Liability on a blanket basis and specifically scheduling this Lease, without limiting the form of coverage.

                   Such policies covering Landlord and Tenant, as their respective interests may appear, shall be deemed in compliance with the provisions of this covenant, all said policies shall be obtained by Tenant and certificates thereof delivered to Landlord upon the commencement of the term hereof with evidence of stamping or otherwise of the payment of the premiums thereon and shall be taken in such amounts and in such companies authorized to do business in the State of New York.

                                                    ARTICLE 41

                                                Automobile Parking

                   41.01. Landlord herein is providing onsite parking facilities which will be used by Tenant in conjunction with other tenants of the Building together with the employees, guests and possible associates. However, said parking facilities, except where restricted, shall be available to Tenant and its employees, invitees and guests. There will be no charge to the Tenant for the inside or outside parking area. It is agreed however, that Landlord shall have rio obligation to police the parking area.

Landlord shall clean and maintain the parking fields.

Notwithstanding the foregoing, Landlord shall assign Tenant two (2) designated parking spaces.

                                                    ARTICLE 42

                                               Consents and Approval

                   42.01. The parties agree that where ever written consents or approvals are required to be given under the provisions of this Lease, such consents and approvals shall not be unreasonably withheld or delayed.

                                                    ARTICLE 43

                                                     Recording

                   43. 01. The parties hereto agree that neither Landlord `nor Tenant shall record this Lease but that either party may record a Memorandum of Lease. The party desiring to record the Memorandum shall prepare same for signature and it shall be signed by both parties.

                                                    ARTICLE 44

                                               INTENTIONALLY OMITTED


                                                    ARTICLE 45

                                               INTENTIONALLY OMITTED

                                                    ARTICLE 46

                                                     Security

                   46.01. Tenant has deposited with Landlord the sum of $13,991.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions, and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security as deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect to any of the terms, covenants, and conditions of this Lease, including but not limited to, any damages or deficiency in the subletting of the demised premises, whether such damages or deficiency accrues before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as of the end of this Lease and after delivery of the entire possession of the demised premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security and Tenant agrees to look to the new landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors' or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                                    ARTICLE 47

                                                      Broker

                   47.01. Tenant represents and warrants that it has dealt with NO BROKER in connection with this Lease and Tenant does hereby agree to indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation, attorneys' fees and disbursements) incurred by Landlord by reason of any claim to have dealt with Tenant in connection with this Lease. The provision of this Article 47 shall survive the expiration or earlier termination of this Lease.

                                                    ARTICLE 48

                                                 Late Rent Clause

                   48.01. Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and when such amount remains due and unpaid ten (10) days after said amount is due, such amount shall be increased by a late charge in an amount equal to five (5%) per cent of the unpaid rent or other payment. The amount of late charge to be paid by Tenant shall be 1reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to any other Article of this Lease in the event said rent or other payment is unpaid after the date due.

                                                    ARTICLE 49

                                                 Directory Listing

                   49.01. Landlord, at its expense, and on Tenant's request, shall maintain listings on the Building directory of the name of Tenant provided that the names so listed shall not take up more than Tenant's Proportionate Share of the space on the Building's directory.

                                                    ARTICLE 50

                                               Concession to Tenant

                   50.01. Landlord does hereby agree to deliver the demised premises to Tenant on or before April 1, 1998. Tenant may occupy the demised premises from April 1, 1998 to April 30, 1998 without payment of the fixed annual rent only. Tenant shall in all other particulars be bound by the terms and conditions of this Lease as of the date of taking possession of the demised premises, including the payment of all additional rent as provided herein. Tenant shall commence payment of rent on the 1st day of May, 1998, as hereinbefore set forth. In the event Landlord fails to deliver the demised premises on April 1, 1998 as herein provided, then the concession period shall commence as of the date of delivery and the commencement of payment of rent shall be one (1) month after the date of delivery.

                                                    ARTICLE 51

                                                    Health Club

                   51.01. Landlord shall provide Tenant with one (1) access card to the Building's health club for the term of this Lease subject however, to Tenant's and Tenant's employees executing Landlord's release forms with respect to the use of said health club. Tenant shall allow the access card to be used as a pass for one employee to use at a time. Landlord is not responsible for the cost of replacement f or such card.

                                                    ARTICLE 52

                                              Jurisdiction and Venue

                   52.01. Tenant agrees that in personam jurisdiction in connection with any action arising out of a default in any obligation of Tenant under this Lease shall be obtained upon the mailing of a summons to Tenant by certified mail to the Building. All summonses, pleadings or other notices to Tenant arising from a default in any of its obligations under this Lease may be mailed by certified mail to the address set forth above and shall have the same effect as if served personally upon Tenant.

                   Tenant irrevocably and unconditionally (a) agrees that any suit, action, or other legal proceeding arising out of this Lease may be commenced in any court of the State of New York situated in Suffolk County and that any such court shall have in personam jurisdiction of Tenant in any such suit, action or other legal proceeding upon service as described above; (b) consents to the jurisdiction of each such court in any suit, action or other legal proceeding; and (c) waives any objection which Tenant may have to the laying of venue of any such suit, action or proceeding in any such court.

                                                    ARTICLE 53

                                                   MISCELLANEOUS

                   53.01. Tenant shall not at any time prior to or during the term hereof, either directly or indirectly, use any contractors or labor or materials whose use in Landlord's reasonable judgment would create or creates any difficulty with other contractors or labor employed by Tenant or Landlord or others in construction, maintenance or operation of the demised premises or the Building.

                   53.02. As of the Commencement Date, this Lease supersedes all prior leases between Landlord and Tenant with respect to any of the space included within the Demised Premises.

                   53.03. This Lease may not be extended, renewed, terminated or otherwise modified except by an instrument in writing signed by the .party against whom enforcement of any such modification is sought, unless such instrument provides that it shall not be binding until signed by both parties, in which event it shall not be binding until so signed.

                   53.04. If Tenant shall request Landlord's approval or consent and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Landlord, it being intended that Tenant's sole remedy shall be an action for injunction or specific performance and that such remedy shall be available only in those cases where Landlord shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Landlord may not unreasonably withhold its consent or approval. The provisions of this Section 53.04 shall not apply if Landlord shall capriciously, or arbitrarily or in bad faith withhold or delay its consent or

                   53.05. Wherever in this Lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, and if no specific time period is given, such consent or approval or exercise of judgment shall also not be unreasonably delayed.

                   53.06. This Lease is offered to Tenant for signature with the understanding that it shall not be binding upon Landlord unless and until Landlord shall have executed a copy of this Lease.

                   53.07. Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

                   53.08. Notwithstanding any provision of this Lease to the contrary, all sums of money, other than the fixed rent, as shall become due from and payable by Tenant to Landlord under this Lease shall be deemed to be additional rent.

                   53.09. If Tenant is in arrears in the payment of fixed rent or additional rent, Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord may apply any of such payments to any such items in arrears as
Landlord, it its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited.

                   53.10. If Tenant is a corporation, each person executing this Lease on behalf of Tenant hereby covenants, represents and warrants that Tenant is a duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Landlord upon request); and that each person executing this Lease on behalf of Tenant is an officer of Tenant and that he is duly authorized to execute, acknowledge and deliver this Lease to Landlord (a copy of a resolution to that effect to be supplied to Landlord upon request).

                   IN WITNESS WHEREQF, the parties hereto have set their respective hands and seals the day and year first above written.

                                      PARKWAY ASSOCIATES
                                      BY: ____________________

                                      Print Name: Joseph S. Parisi
                                      Title:                Partner
                                            STRATCOMM MEDIA, LTD.

                                      BY:_______signed by Paul Serluco

                                      Print Name: Paul Serluco
                                      Title: Chief Financial Officer

                   GUARANTY

                   FOR  VALUE  RECEIVED,  and in  consideration  for,  and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees Owner and owner's successors and assigns, in connection with the full performance and observance of all the covenants, conditions, and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non--payment, non--performance, or non--observance, or proof, or notice, or demand, whereby to charge the undersigned thereof or, all of which the undersigned hereby expressly waives and expressly `agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease.

                   The undersigned further covenants and agrees that this guaranty shall remain and, continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant".

                   As further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action of proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                                   , New York
                                                       1995

WITNESS:                             GUARANTOR:
____________ _________               __________________ (L.S.)
Witness Print Name:                  Guarantor Print Name:
Address:                             Home Address:

STATE OF NEW YORK )                         ss.:
COUNTY OF                      . )

                On this _____ day of __________, 1998, before me personally came _____________________________ , to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                  NOTARY PUBLIC

53

                                                    SCHEDULE 1
Year        Rent Period       Per Annum Rent   Monthly Rent
1           4/1/98-4/30/98     $      0.00         $     0.00
2           5/1/98-3/31/99     $ 80,300.00          $6,691.67
3           4/1/99-3/31/00     $ 86,888.25          $7,240.69
4           4/1/01-3/31/02     $ 93,076.86          $7,756.40
5           4/1/02-3/31/03     $ 96,334.55          $8,027.88

EXHIBIT "A"

EXHIBIT "B"

                                               Rules and Regulations

                   1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by a tenant or used for any purpose other than ingress and egress to and from the demised premises.

                   2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord, unless installed by Landlord,

                   3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant or any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

                   4. The sashes, sash doors, skylights, windows, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

                   5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

                   6. Whenever Tenant shall submit to Landlord any plan agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord as additional rent, on demand, a processing fee in a sum equal to the reasonable fee of any architect, engineer or attorney employed by Landlord to review said plan, agreement or document.

                   7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or house servants, employees, agents, visitors or licensees, shall have caused the same.

                   8. No tenant shall in any way deface any part of the demised premises or the Building of which they form a part. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

                   9. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises. No cooking shall be done or permitted by any Tenant on said premises except in conformity to law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for. heating beverages and light snacks. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

                   10. No space in the Building shall be used for manufacturing, distribution, or for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

                   11. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with, occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows, or skylights or down the passageways.

                   12. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

                   13. No additional locks or bolts of any kind shall be placed upon any of the exterior doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

14. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place during the hours and pursuant to such procedures as Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

15. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as an office for a public stenographer or typist, `or for the possession, storage, manufacture or sale of liquor, narcotics, dope, tobacco in any form, or as a barber or manicure shop or as a public employment bureau or agency, or for a public finance (personal loan) business. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said premises.

16. Tenant agrees to employ such contractors as Landlord may from time to time designate, for waxing, polishing and other maintenance work of the demised premises and of the Tenant's furniture, fixtures and equipment, provided that the prices charged by other contractors are comparable to the prices charged by other contractors for the same work. Tenant agrees that it shall not employ any other cleaning and maintenance contractor, nor any individual, firm or organization for such purpose without Landlord's prior written consent. If Landlord and Tenant shall each obtain two bona fide bids for such work from reputable contractors, and the average of the four bids thus obtained shall be the standard of comparison.

17. Landlord shall have the right to prohibit any advertising by any tenant, mentioning the Building, which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising. The foregoing is not intended to prohibit mere mention of Tenant's address as being the Building address.

18. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on Sundays arid legal holidays all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such a pass is issued and shall be liable to Landlord for all acts of such persons.

19. The premises shall not be used for lodging or sleeping or for any immoral or il1ega1 purpose.

                   20. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

                   21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

                   22. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

                   23. Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close venetian or vertical blinds or drapes when sun's rays fall directly on windows of demised premises.

                                                    EXHIBIT "C"
                                                 Cleaning Schedule

                   General

                                     All  linoleum,  rubber,  asphalt  tile  and
                   other similar types of hard--surfaced flooring to be swept nightly, using approved dust--check type of mop.

                                     All carpeting and rugs to be vacuum-cleaned
nightly.

                                     Hand  dust and wipe  clean  all  furniture,
                   fixtures and window sills nightly; wash sills when necessary. Empty and clean all waste receptacles nightly and remove waste paper and waste materials.

                                     Empty and  clean  all ash trays and  screen
all sand urns nightly.

                                     Dust  interior of all waste  disposal  cans
                   and baskets nightly; damp-dust as necessary.

                                     Wash clean all water  fountains and coolers
nightly.

                                     Dust all telephones as necessary.

                   Sweep all private stairway structures nightly.

Lavatories in the Core

                                     Sweep and wash all lavatory  floors nightly
                   using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly.

                                     Scour, wash and disinfect all basins, bowls
                   and urinals throughout all lavatories, nightly.

                                     Wash all toilet seats, nightly.

                                     Empty paper towel receptacles and transport
                   waste paper to designated area in basement, nightly (towels, soap and receptacles to be furnished by Tenant).

                                     Fill toilet tissue holders  nightly (tissue
                   and receptacles to be furnished by Landlord).

                                     Empty sanitary disposal receptacles,
                   nightly. Thoroughly wash and polish all wall tile and stall